EXHIBIT 10.37

Confidential Treatment

Requested Pursuant to Rule 24b‑2

AMENDMENT N°8

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Air Lease Corporation – A350XWB Family Purchase Agreement
Refg. CLC-CT1710042
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AMENDMENT N°8 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N°8 (the “Amendment N°8)  dated 27 December 2017 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.

The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five  (25)  firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.	On 03 March 2015, the Buyer and the Seller entered into an Amendment N°1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.
C.

On 03 March 2015, the Buyer and the Seller entered into an Amendment N°2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350‑900 Aircraft.

D.

On 08 September 2015, the Buyer and the Seller entered into an Amendment N°3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350‑900 Aircraft [*] .

E.

On 14 April 2016, the Buyer and the Seller entered into an Amendment N°4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350‑900 Aircraft, and (ii) [*].

F.	On 25 May 2016, the Buyer and the Seller entered into an Amendment N°5 to the Purchase Agreement [*].
G.

On 18 July 2016, the Buyer and the Seller entered into an Amendment N°6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350‑900 Aircraft and A350‑1000 Aircraft, (ii) [*] and (iii) [*].

H.	On 31 July 2017, the Buyer and the Seller entered into an Amendment N°7 to the Purchase Agreement in order to [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

I.	[*].
J.	[*], the Buyer and the Seller will enter into:

-  an amendment N°4 to the A330neo Agreement dated as of even date herewith to provide for the purchase of two (2) incremental A330‑900neo aircraft (the “A330neo Amendment”); and

- an amendment N°21 to the A320 NEO Agreement dated as of even date herewith to provide for the purchase of two (2) incremental A320 NEO aircraft and four (4) incremental A321 NEO aircraft (the “A320 NEO Amendment”).

K.	The Buyer wishes to [*] pursuant to the terms and conditions set forth in this Amendment N°8.
L.

In conjunction with paragraphs I, J and K above, the Buyer and the Seller now wish to enter into this Amendment N°8 in order to, among other things, (i) [*] and (ii) [*], subject to the terms set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°8. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.	[*]
2.	[*]

2.1[*]

2.2[*]

2.3The table in Clause 9.1 of the Agreement, as amended from time to time, is hereby deleted in its entirety and replaced by the table set forth in Appendix 1 hereto.

2.4[*]

2.5[*]

2.6[*]

3.	SUPPORT/ TRAINING MATTERS

3.1[*], the Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Purchase Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for the fleet of twenty-five (25) Aircraft will be [*] man-months in aggregate. This allocation will be further assigned by the Buyer on a pro-rata basis to each of the Buyer’s Operators. [*]

2For the sake of clarification, such Seller Representatives’ services will include [*].

3The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*] Seller Representatives.

UNQUOTE

3.2[*], the Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-five (25) Aircraft firmly ordered, unless otherwise specified. [*]

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

1.1Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] for [*] of the Buyer’s flight crews per firmly ordered Aircraft.

1.2Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] flight crews per firmly ordered Aircraft.

1.3Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot lnstructor(s) [*] for a period of [*] pilot Instructor months in total for the fleet of twenty five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each Operator.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to [*].

1.4Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] type specific training for cabin crews for [*] in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*] for [*] of the Buyer’s flight instructors in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] trainee days of performance / operations training [*] for the Buyer’s personnel in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3MAINTENANCE TRAINING

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.1The Seller will provide to the Buyer [*] trainee days of maintenance training [*]for the Buyer’s personnel in total for the fleet of twenty-five (25) Aircraft. This allocation will be further assigned by the Buyer on a pro rata basis to each of the Initial Operators.

3.2The Seller will provide to the Buyer [*] in total for the fleet of twenty-four (25) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

4.BUYER FURNISHED EQUIPMENT

[*]

5.EFFECTIVITY

This Amendment N°8 will enter into full force and be binding upon the Parties upon the fulfilment of each of the following conditions (the “Conditions”):

[*]

If the Conditions are not fulfilled on or before 29 December 2017, this Amendment N°8 shall be terminated without further act and the Buyer and the Seller shall have no obligation or liability to the other, whether in contract or otherwise in respect of this Amendment N°8.

6.INCONSISTENCY AND CONFIDENTIALITY

6.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°8, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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6.2This Amendment N°8 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

6.3This Amendment N°8 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

7.COUNTERPARTS

This Amendment N°8 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8.LAW AND JURISDICTION

This Amendment N°8 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°8 as if the same were set out in full herein, mutatis mutandis.

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IN WITNESS WHEREOF this Amendment N°8 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

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APPENDIX 1

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2017	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2024	[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT NO  1 TO AMENDMENT NO  8

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

27 December 2017

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 8 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated 01 February 2013 (the "Agreement") which covers, among other things, (i) [*] and (ii) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Amendment No 8 – Letter Agreement No 1
Ref. CLC-CT1710042
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LETTER AGREEMENT NO  1 TO AMENDMENT NO  8

1.	[*]
2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

4.Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT NO  1 TO AMENDMENT NO  8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

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Amendment No 8 – Letter Agreement No 1
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LETTER AGREEMENT NO    2 TO AMENDMENT NO  8

AIR LEASE CORPORATION

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067, U.S.A.

27 December 2017

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 8 dated even date herewith (the “Amendment”) to the A350XWB Family Purchase Agreement dated 01 February 2013 (the "Agreement") which covers, among other things, (i) [*] and (ii) [*] subject to the terms set out in the Amendment.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

The Parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment, that the provisions of the Amendment are hereby incorporated herein by reference, and that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Amendment No 8 – Letter Agreement No 2
Ref. CLC-CT1709653
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LETTER AGREEMENT NO    2 TO AMENDMENT NO  8

1.	[*]
2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party, [*]. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

4.Counterparts

This Letter Agreement may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Amendment No 8 – Letter Agreement No 2
Ref. CLC-CT1709653
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LETTER AGREEMENT NO    2 TO AMENDMENT NO  8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of
AIR LEASE CORPORATION	AIRBUS S.A.S.
/s/ John L. Plueger	/s/ Christophe Mourey

By: John L. Plueger	By: Christophe Mourey

Its: CEO & President	Its: Senior Vice President Contracts

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Amendment No 8 – Letter Agreement No 2
Ref. CLC-CT1709653
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